Subsequent Events	12 Months Ended
Dec. 31, 2020
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Subsequent Events

36.    SUBSEQUENT EVENTS

Contract with Bresco IX Empreendimentos Imobiliários Ltda.

On January 8, 2021, the subsidiary Natura Cosméticos signed a build-to-suit construction and lease agreement with the related party Bresco IX Empreendimentos Imobiliários Ltda. (“Bresco IX”) for the build-to-suit construction of a distribution center in the city of Murici, Federal State of Alagoas, for a later lease. The lease agreement foresees a total investment of R$ 113,742 and the lease term is expected to be 15 years.

Bresco IX's hiring process followed market values and all hiring requirements, as well as governance policies and procedures of the Company and its subsidiaries (unaudited).

Promissory notes

On April 15, 2021, Natura &Co Holding and Natura Cosméticos redeemed the aggregate principal amount due under their respective promissory notes, equivalent to R$500.0 million for Natura &Co Holding and R$250.0 million for Natura Cosméticos.

Working Capital – The Body Shop

As of December 31, 2020, The Body Shop had a credit facility of up to £70 million, which was guaranteed by Natura Cosméticos and which could be drawn in installments to meet The Body Shop’s short-term financing needs. This facility was used by The Body Shop since the first quarter of 2020 to support its working capital and liquidity requirements (with annual interest payments of LIBOR plus 2%). This facility was repaid and terminated in March 2021.